UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Dividend Growth Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Major U.S. stock indexes generated strong gains for the six months ended June 30, 2013, as optimism over resilient earnings and incremental economic improvements outweighed concerns about government fiscal challenges, the potential for less accommodative U.S. monetary policy, and slowing growth in key emerging markets. Dividend-paying stocks notched another solid period as investors searched for income in a low-yield environment.

As shown in the Performance Comparison table, the Dividend Growth Fund gained 13.53% for the six months ended June 30, 2013. (The return for the fund’s Advisor Class shares differed slightly due to its different fee structure.) The fund narrowly trailed the benchmark S&P 500 Index and its Lipper peer group index for the period. Financials, consumer discretionary, and health care stocks posted the fund’s largest gains and significantly outperformed the broader market. Our consumer staples, industrials and business services, materials, and telecommunication services stocks lagged the market with more modest gains. Security selection helped the fund’s performance versus the S&P 500 Index, with particularly strong results in the information technology sector. Sector weightings generally helped our relative performance, led by a large underweight position in information technology.

Your fund’s Board of Directors declared a second-quarter dividend of $0.12 per share ($0.10 per share for the fund’s Advisor Class) on June 25, 2013. Year-to-date dividend distributions for 2013 total $0.20 per share ($0.16 per share for the fund’s Advisor Class). The second-quarter dividend was paid on June 27, 2013. Shareholders should have received a check or statement reflecting the most recent distribution.

ECONOMIC AND MARKET ENVIRONMENT

U.S. equities surged higher in the first half of 2013, supported by a continued, if modest, domestic economic recovery despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. The Federal Reserve maintained its commitment to keep short-term interest rates low while the economy recovers and kept long-term rates low by purchasing $85 billion in fixed income securities every month.

Investors were unnerved and stocks retreated in June after Federal Reserve Chairman Ben Bernanke indicated that the central bank may curtail its asset purchase program later this year if the economy evolves in line with the central bank’s projections. First-quarter U.S. economic growth was revised downward from earlier estimates, which also weighed on share prices. Outside the U.S., China fell short of growth targets, and Europe remained in recession.

All S&P 500 sectors generated positive returns. Based on total return data from Standard & Poor’s, health care stocks—a defensive sector that typically benefits from consistent demand regardless of the economic environment—fared best and significantly outpaced the broader market. Financials, consumer discretionary, and consumer staples shares also generated strong double-digit gains. Industrials and business services performed roughly in line with the market, while the remaining sectors lagged with more modest gains. Materials posted the weakest results, as a sluggish global economy and decreased commodities demand from China weighed on the sector. As measured by various Russell indexes, small-cap shares outperformed mid- and large-cap stocks.

It was another strong period for dividends. According to S&P, year-to-date dividend payments increased 13.9% over the same period in 2012 and should easily exceed last year’s record annual payments. With payout rates in the mid-30% range, still well below the 52% historical average, dividends appear poised to grow as corporations continue to report good cash flow and large cash reserves. We are encouraged to see some non-traditional market sectors, such as technology, beginning to embrace return of capital to shareholders. Based upon current payout ratios, the technology, consumer discretionary, and financials sectors should offer above-average dividend growth for the foreseeable future. In addition, investors should continue to find stock dividend yields—the average yield for paying issues was 2.65% at the period’s end—very appealing, particularly in comparison to the low or negative real (inflation-adjusted) yields available on many fixed income investments.

PORTFOLIO PERFORMANCE AND POSITIONING

The financials sector generated the fund’s biggest absolute gains for the six-month period. The prospect of higher interest rates resulting from less accommodative Federal Reserve monetary policies boosted State Street, Charles Schwab, and a new position in TD Ameritrade Holding. Asset manager Waddell & Reed Financial also performed well, due largely to equity market strength. Expectations of improvement in labor markets and housing market gains helped our commercial banks, including Wells Fargo, PNC Financial Services Group, and U.S. Bancorp, as well as consumer finance company American Express. Loan growth remains a key missing component for the banks, but steady economic improvement and signs that consumer deleveraging is winding down suggest a better environment in the next several years. McGraw Hill Financial, parent company of Standard & Poor’s, weighed on results as strength in the latter months of our reporting period wasn’t enough to offset earlier concerns about a Department of Justice lawsuit against the major credit ratings firms. Financials is our largest sector weight, and we have been adding selectively. Valuations appear reasonable by many measures despite recent strength and are particularly compelling given our belief that the ongoing U.S. economic recovery should provide a tailwind to many financials companies. Although the potential for increased regulation remains a potential minefield, we believe our holdings are well suited to adapt and accept any new restrictions. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care holdings generated strong double-digit gains. Thermo Fisher Scientific, a position that we established last year, was among the fund’s top overall contributors. Once viewed—and valued—as poorly managed, Thermo Fisher has enjoyed several years of strong underlying performance and significantly improved its reputation for capital allocation. Even though the company is in the midst of closing a sizable acquisition (one that we view favorably), the company has initiated and increased its dividend, as well as repurchased shares. Pharmaceutical firms Merck and Pfizer benefited from the industry’s strong cash flows and recent movement to a more shareholder-friendly approach to capital deployment. Below-average valuations and above-average yields help to maintain our interest in the industry. Health care reform will certainly yield some winners and some losers over time, but we believe drug distributors McKesson and AmerisourceBergen will ultimately benefit from a greater number of insured Americans and a resultant increase in the volume of prescription drugs. Health care remains one of our favorite defensive sectors, offering more attractive valuations and growth potential than traditional defensive sectors such as consumer staples and utilities. We also believe that health care firms could provide some cyclical upside, capitalizing on a rebound in utilization as the economy recovers.

Our consumer discretionary shares performed well. Expectations of increased advertising revenues and consumer spending due to gradual economic improvement in the U.S. helped the media industry, including Omnicom, Time Warner, and Walt Disney. The ongoing housing market recovery boosted shares of home improvement retailer Home Depot, while value retailer Ross Stores continued to chug upward with good revenue growth and an attractive business model. We established a position in L Brands, owner of Victoria’s Secret and Bath & Body Works, and were attracted by its good growth prospects in the U.S. and expansion opportunities in international markets. Cruise ship operator Carnival continued to struggle with a series of high-profile problems, including last year’s Concordia tragedy and more recent problems with the cruise ship Triumph, which was stranded at sea following an engine fire. We are disappointed with the company’s recent execution, but we believe this will ultimately be a good investment. A new CEO is in place, and management recently announced heavy new investment in overdue on-board capital improvements. We are optimistic that the company will show more capital spending discipline, particularly with shipbuilding, which should have a meaningful impact on the company’s return profile. Consumer discretionary remains one of our favorite sectors. Labor and housing market gains have helped the U.S. consumer, and any material improvement in the domestic economic recovery, while not likely at this time, would be an added kicker.

The fund’s information technology stocks were solidly positive. Improved consumer sentiment and spending helped shares of Visa, while labor market gains and a pickup in interest rates contributed to strong results for payroll processor Automatic Data Processing. Gradual economic improvement helped semiconductor makers Texas Instruments and Analog Devices, which are geared toward industrial applications. Microsoft performed well due to attractive valuations, solid fundamentals, and early indications of movement to unlock more value in the software giant. Apple shares pulled back after data were released showing a slowdown in demand for the company’s products and an increase in smartphone market share by rival Samsung. While the sector is one of the larger positions in the portfolio, we remain significantly underweight. Our holdings are largely concentrated in IT services companies that should benefit from the increasing demand for business technology solutions, as well as semiconductors and semiconductor equipment.

Smaller allocations to the telecommunication services and materials sectors rose modestly but lagged the broader market. Ecolab, a global leader in institutional cleaning and sanitizing products, climbed on expectations that recent acquisitions will help future earnings growth, while the housing recovery helped paint maker Sherwin-Williams. Conversely, fertilizer company Potash Corporation of Saskatchewan struggled in an industry with too much capacity and not enough pricing power. Crown Castle International (CCI) was among our weaker performers. However, the company should benefit from surging demand for data capacity to support smartphone technology. The contractual nature of CCI’s business model, which tends to generate steady earnings and cash flow, as well as its expected conversion to a real estate investment trust in 2015, should continue to drive good performance.

OUTLOOK

We expect modest global economic growth over the next several quarters. In the U.S., fiscal policy has helped moderate the deficit as a divided Congress debates a longer-term solution. While the Federal Reserve is maintaining interest rates at current low levels, it may start to wind down its quantitative easing program later this year. The domestic housing market continues to recover as household finances improve and builders respond to pent-up demand. Moderate employment growth, an uptick in personal income, and muted inflation should provide some support for the American consumer.

The U.S. equity market continues to look reasonably attractive relative to other asset classes, although recent market strength has reduced the number of compelling value opportunities in the high-quality companies at the heart of our fund. Healthy balance sheets and good cash flow offer corporations some flexibility in the deployment of capital, which could contribute shareholder-friendly actions, including share repurchases and dividend payments.

Regardless of the prevailing economic environment, our investment approach remains the same: We look to buy and hold high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income growth for our clients. As always, we remain committed to using fundamental research to identify these names and will continue to depend on our robust global research platform to maximize our opportunities for success.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Pfizer	2.4%
Visa	1.8
JPMorgan Chase	1.8
U.S. Bancorp	1.7
Danaher	1.7
Crown Castle International	1.7
PepsiCo	1.7
United Technologies	1.6
Time Warner Cable	1.6
Wells Fargo	1.6
Merck	1.5
Accenture	1.4
Roper Industries	1.4
Thermo Fisher Scientific	1.4
ExxonMobil	1.4
Automatic Data Processing	1.4
McKesson	1.4
Home Depot	1.3
Texas Instruments	1.3
State Street	1.3
Chevron	1.3
Omnicom	1.3
PNC Financial Services Group	1.3
Time Warner	1.3
Praxair	1.3
Total	37.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 26.34	$ 23.34	$ 22.88	$ 20.48	$ 16.51	$ 25.50
Investment activities						
Net investment income[1]	0.20	0.45	0.35	0.31	0.30	0.37
Net realized and unrealized gain / loss	3.36	3.00	0.45	2.38	3.97	(8.71)
Total from investment activities	3.56	3.45	0.80	2.69	4.27	(8.34)
Distributions						
Net investment income	(0.20)	(0.45)	(0.34)	(0.29)	(0.30)	(0.35)
Net realized gain	–	–	–	–	–	(0.30)
Total distributions	(0.20)	(0.45)	(0.34)	(0.29)	(0.30)	(0.65)
NET ASSET VALUE						
End of period	**$ 29.70**	**$ 26.34**	**$ 23.34**	**$ 22.88**	**$ 20.48**	**$ 16.51**

Ratios/Supplemental Data

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return[2]	**13.53%**	**14.85%**	**3.53%**	**13.26%**	**26.15%**	**(33.26)%**
Ratio of total expenses to average net assets	0.66%[3]	0.67%	0.68%	0.68%	0.72%	0.73%
Ratio of net investment income to average net assets	1.39%[3]	1.77%	1.53%	1.47%	1.72%	1.71%
Portfolio turnover rate	4.5%	11.7%	10.4%	15.9%	14.3%	23.1%
Net assets, end of period (in millions)	$ 3,222	$ 2,584	$ 2,047	$ 1,659	$ 1,004	$ 682

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 26.32	$ 23.33	$ 22.87	$ 20.49	$ 16.51	$ 25.47
Investment activities						
Net investment income[(1)]	0.16	0.40	0.30	0.25	0.24	0.29[(2)]
Net realized and unrealized gain / loss	3.36	2.98	0.44	2.38	3.99	(8.70)
Total from investment activities	3.52	3.38	0.74	2.63	4.23	(8.41)
Distributions						
Net investment income	(0.16)	(0.39)	(0.28)	(0.25)	(0.25)	(0.25)
Net realized gain	–	–	–	–	–	(0.30)
Total distributions	(0.16)	(0.39)	(0.28)	(0.25)	(0.25)	(0.55)
NET ASSET VALUE						
End of period	**$ 29.68**	**$ 26.32**	**$ 23.33**	**$ 22.87**	**$ 20.49**	**$ 16.51**

Ratios/Supplemental Data

Total return[(3)]	**13.38%**	**14.54%**	**3.26%**	**12.94%**	**25.88%**	**(33.48)%[(2)]**
Ratio of total expenses to average net assets	0.93%[(4)]	0.94%	0.94%	0.93%	1.05%	1.05%[(2)]
Ratio of net investment income to average net assets	1.12%[(4)]	1.55%	1.28%	1.17%	1.25%	1.29%[(2)]
Portfolio turnover rate	4.5%	11.7%	10.4%	15.9%	14.3%	23.1%
Net assets, end of period (in thousands)	$ 214,504	$ 166,324	$ 94,408	$ 48,223	$ 14,280	$ 738

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/10.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.3%		
CONSUMER DISCRETIONARY 13.5%		
Auto Components 0.7%		
Johnson Controls	643,600	23,034
		23,034
Hotels, Restaurants & Leisure 1.9%		
Carnival	833,700	28,588
Marriott, Class A	356,091	14,375
McDonald's	244,000	24,156
		67,119
Leisure Equipment & Products 1.2%		
Hasbro (1)	369,700	16,574
Mattel	528,500	23,946
		40,520
Media 4.8%		
Omnicom	711,000	44,701
Time Warner	750,866	43,415
Time Warner Cable, Class A	492,500	55,396
Walt Disney	356,800	22,532
		166,044
Multiline Retail 1.6%		
Family Dollar Stores	217,900	13,577
Kohl's	582,800	29,437
Target	178,100	12,264
		55,278
Specialty Retail 2.8%		
Home Depot	597,900	46,319
L Brands	256,000	12,608
Ross Stores	555,800	36,022
		94,949

Textiles, Apparel & Luxury Goods 0.5%		
Nike, Class B	248,600	15,831
		15,831
Total Consumer Discretionary		462,775
CONSUMER STAPLES 9.1%		
Beverages 3.1%		
Coca-Cola	391,200	15,691
PepsiCo	716,500	58,603
Pernod Ricard (EUR)	279,312	30,972
		105,266
Food & Staples Retailing 2.2%		
Costco Wholesale	156,200	17,271
Sysco	384,700	13,141
Wal-Mart	442,900	32,992
Walgreen	280,500	12,398
		75,802
Food Products 2.0%		
General Mills	536,600	26,041
Kellogg	430,700	27,664
McCormick	222,700	15,669
		69,374
Household Products 0.8%		
Colgate-Palmolive	243,800	13,967
Procter & Gamble	195,800	15,075
		29,042
Tobacco 1.0%		
Philip Morris International	385,600	33,401
		33,401
Total Consumer Staples		312,885

ENERGY 7.6%

Energy Equipment & Services 1.2%		
Diamond Offshore Drilling	119,500	8,221
Schlumberger	458,600	32,863
		41,084
Oil, Gas & Consumable Fuels 6.4%		
Chevron	386,200	45,703
EQT	296,600	23,541
ExxonMobil	522,500	47,208
Occidental Petroleum	321,200	28,661
Phillips 66	260,300	15,334
Spectra Energy	814,102	28,054
Williams Companies	831,700	27,005
WPX Energy (2)	309,133	5,855
		221,361
Total Energy		262,445

FINANCIALS 16.7%

Capital Markets 4.6%		
Charles Schwab	792,200	16,819
Franklin Resources	113,100	15,384
Goldman Sachs	63,200	9,559
Morgan Stanley	520,600	12,718
Northern Trust	414,100	23,976
State Street	705,900	46,032
TD Ameritrade Holding	705,400	17,134
Waddell & Reed Financial, Class A	378,000	16,443
		158,065
Commercial Banks 4.6%		
PNC Financial Services Group	608,600	44,379
U.S. Bancorp	1,662,600	60,103
Wells Fargo	1,297,400	53,544
		158,026

Consumer Finance 1.2%		
American Express	540,100	40,378
		40,378
Diversified Financial Services 2.1%		
JPMorgan Chase	1,151,100	60,766
McGraw Hill Financial	227,500	12,101
		72,867
Insurance 3.7%		
Allstate	538,200	25,898
Aon	539,700	34,730
Chubb	444,100	37,593
MetLife	200,800	9,188
Willis Group Holdings	437,200	17,829
		125,238
Retail Real Estate Investment Trusts 0.5%		
General Growth Properties, REIT	930,700	18,493
		18,493
Total Financials		573,067
HEALTH CARE 14.3%		
Health Care Equipment & Supplies 4.1%		
Baxter International	327,100	22,658
C. R. Bard	163,100	17,726
Covidien (2)(3)	418,300	26,286
Covidien (2)(3)	42,500	2,431
DENTSPLY International	1,007,000	41,247
Medtronic	165,100	8,497
Stryker	372,000	24,061
		142,906
Health Care Providers & Services 3.8%		
AmerisourceBergen	469,200	26,195
Cigna	238,950	17,322
McKesson	409,200	46,853

UnitedHealth Group	614,600	40,244
		130,614
Life Sciences Tools & Services 1.4%		
Thermo Fisher Scientific	558,900	47,300
		47,300
Pharmaceuticals 5.0%		
Johnson & Johnson	411,000	35,288
Merck	1,094,300	50,830
Pfizer	2,968,500	83,148
Zoetis	49,100	1,517
		170,783
Total Health Care		491,603
INDUSTRIALS & BUSINESS SERVICES 13.1%		
Aerospace & Defense 1.9%		
Rockwell Collins	151,600	9,613
United Technologies	606,900	56,405
		66,018
Air Freight & Logistics 1.4%		
C.H. Robinson Worldwide	130,300	7,337
Expeditors International of Washington	349,800	13,296
UPS, Class B	329,400	28,487
		49,120
Commercial Services & Supplies 0.9%		
Republic Services	403,300	13,688
Tyco International	557,500	18,370
		32,058
Construction & Engineering 0.3%		
Fluor	162,500	9,638
		9,638
Electrical Equipment 2.1%		
Eaton	353,774	23,282

Roper Industries	392,500	48,756
		72,038
Industrial Conglomerates 1.8%		
Danaher	948,300	60,027
		60,027
Machinery 2.1%		
Deere	116,000	9,425
Illinois Tool Works	306,600	21,207
Pall	466,800	31,010
Stanley Black & Decker	125,900	9,732
		71,374
Professional Services 1.0%		
Equifax	362,400	21,356
Robert Half International	323,200	10,740
		32,096
Road & Rail 0.8%		
Norfolk Southern	390,000	28,333
		28,333
Trading Companies & Distributors 0.8%		
Fastenal	621,800	28,510
		28,510
Total Industrials & Business Services		449,212
INFORMATION TECHNOLOGY 11.2%		
Communications Equipment 1.2%		
Cisco Systems	1,136,400	27,626
Qualcomm	234,000	14,293
		41,919
Computers & Peripherals 0.6%		
Apple	49,900	19,764
		19,764

IT Services 5.1%		
Accenture, Class A	688,700	49,559
Automatic Data Processing	685,400	47,196
Iron Mountain	423,747	11,276
Visa, Class A	341,800	62,464
Western Union	325,950	5,577
		176,072
Semiconductor & Semiconductor Equipment 3.2%		
Analog Devices	221,400	9,976
Applied Materials	1,132,600	16,887
Linear Technology	155,200	5,718
Microchip Technology (1)	358,900	13,369
Texas Instruments	1,321,500	46,081
Xilinx	440,800	17,460
		109,491
Software 1.1%		
Microsoft	1,096,600	37,866
		37,866
Total Information Technology		385,112
MATERIALS 5.3%		
Chemicals 4.8%		
Air Products & Chemicals	113,800	10,421
Ecolab	401,900	34,238
Potash Corporation of Saskatchewan	394,500	15,042
Praxair	374,500	43,128
Sherwin-Williams	199,300	35,196
Sigma Aldrich	361,922	29,084
		167,109
Metals & Mining 0.5%		
Nucor	377,000	16,331
		16,331
Total Materials		183,440

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,438,979)	$ 3,455,114
Receivable for investment securities sold	5,723
Receivable for shares sold	5,562
Dividends receivable	5,265
Other assets	79
Total assets	3,471,743
Liabilities	
Payable for investment securities purchased	13,492
Obligation to return securities lending collateral	12,018
Payable for shares redeemed	5,409
When-issued sales commitments (proceeds $2,272)	2,375
Investment management fees payable	1,399
Due to affiliates	138
Other liabilities	748
Total liabilities	35,579
NET ASSETS	**$ 3,436,164**
Net Assets Consist of:	
Undistributed net investment income	$ 665
Accumulated undistributed net realized loss	(19,652)
Net unrealized gain	1,016,032
Paid-in capital applicable to 115,693,089 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,439,119
NET ASSETS	**$ 3,436,164**
NET ASSET VALUE PER SHARE	
Investor Class	
($3,221,659,961 / 108,464,799 shares outstanding)	**$ 29.70**
Advisor Class	
($214,504,352 / 7,228,290 shares outstanding)	**$ 29.68**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/13
Investment Income (Loss)		
Income		
Dividend		$ 32,577
Securities lending		36
Total income		32,613
Expenses		
Investment management		7,900
Shareholder servicing		
Investor Class	$ 2,083	
Advisor Class	156	2,239
Rule 12b-1 fees		
Advisor Class		243
Prospectus and shareholder reports		
Investor Class	122	
Advisor Class	10	132
Custody and accounting		96
Registration		121
Legal and audit		20
Directors		8
Miscellaneous		16
Total expenses		10,775
Net investment income		21,838
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		8,173
Foreign currency transactions		(6)
Net realized gain		8,167
Change in net unrealized gain / loss		
Securities		357,487
When-issued sales commitments		(103)
Change in net unrealized gain / loss		357,384
Net realized and unrealized gain / loss		365,551
INCREASE IN NET ASSETS FROM OPERATIONS		$ 387,389

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $11,777,000; the value of cash collateral and related investments was $12,018,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $445,228,000 and $137,165,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $22,756,000 of available capital loss carryforwards, which expire as follows: $21,353,000 in fiscal 2017, and $1,403,000 in fiscal 2018.

At June 30, 2013, the cost of investments for federal income tax purposes was $2,444,828,000. Net unrealized gain aggregated $1,010,183,000 at period-end, of which $1,028,074,000 related to appreciated investments and $17,891,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $58,000 for Price Associates; $401,000 for T. Rowe Price Services, Inc.; and $251,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board al so reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for both Classes) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advi sor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013